                                                          Selected Funds

                                                          Semi-Annual

                                                          Report









                                                          June 30, 2001




Selecting Quality Companies for the Long Term(TM)

                         Selected American Shares
                                                             Selected
                          Selected Special Shares                Funds

             Selected U.S. Government Income Fund

                   Selected Daily Government Fund

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

Often we are asked our opinion on the outlook for the stock market. Lately, we have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.(1)

THE "MYSTERY" COUPON OF STOCKS

Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.

PREDICTING THE MYSTERY COUPON WITH RESEARCH

The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.(2)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

INVESTING IN TORTOISES AND HARES
Every investor must find his or her own voice. Some companies and industries ake progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night. So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7-15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.

A TRADING RANGE MARKET
Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000-15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half-century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

A RETURN TO NORMALCY
We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15-20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000-50,000 range in one generation.(3) We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.(4) There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.(5)

Sincerely,

/s/ James J. McMonagle              /s/ Shelby M.C. Davis

James J. McMonagle                  Shelby M.C. Davis
Chairman                            Senior Research Adviser

August 3, 2001

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

Selected American Shares generated a total return of (7.08)% for the six-month period and (4.75)% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7) From May 1, 1993 through June 30, 2001, the period of time that Davis Selected Advisers has managed Selected American Shares, the Fund generated an average annual total return of 17.33% versus a return of 15.55% for the S&P 500.

According to Morningstar, "Selected American offers all the stability and skill you could want in a value fund. The fund's strategy hasn't changed at all since Davis Selected Advisers took it over in 1993. Management looks for well-run businesses with strong franchises whose stock prices are depressed. Then they hold on for years....Like its investments, we think Selected American is a great fund to buy and hold for the long run."(8)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund so far this year?

A. In our last several reports to our shareholders, Ken and I have emphasized that 'there is a danger in trying to read too much into short-term results.' As you may recall, our short-term results at the time of those reports were very strong on both a relative and absolute basis, making such a warning sound somewhat modest. In contrast, our performance for the first six months of the year 2001 has been disappointing on both a relative and absolute basis. In such times, pointing to the long term may seem more evasive than modest.

But it is just as important to avoid feeling depressed when prices are low as it is to avoid euphoria when prices are high. It is a peculiarity of investing that the common sense that one uses in buying a car or groceries disappears. In these more mundane activities, we generally welcome lower prices, while still being sensitive to quality. In investing, it is far more common to bemoan low prices and long for the days when prices were sky high. This irrational tendency often causes investors to 'buy high and sell low' or, in the case of mutual funds, to chase last year's winners. It was only two years ago that we were reading about the 'death of value investing' as people rushed into the hottest growth funds. Today, headlines are full of the opposite advice as investors flock to value and abandon growth.

We believe that investors' focus on growth-versus-value is misguided and self-destructive. It is misguided as growth is clearly a component of value. Given that stocks represent ownership interests in business, it should be obvious that a business that profitably grows is more valuable than one that doesn't. But more importantly, this focus on growth-versus-value is self-destructive as it encourages more frequent switching among funds as investors shift from one style to another. The dramatic cost of this shifting was captured in a Dalbar study reported in the March 2000 issue of Mutual Funds Magazine that noted: 'Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over fifteen years. Meanwhile the typical mutual fund investor, whose average holding period was less than three years, earned just 186%, or 7.25% a year'--a self-inflicted cost of over 300%.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Our core objective is to buy high-quality, growing businesses, but to do so at reasonable prices. Such an 'all-weather' approach makes us difficult to categorize and often means that our short-term results lag behind those funds that are 'optimized' to one particular part of a market cycle. Nevertheless, this approach has enabled us to beat the S&P 500 over the long-term, and this is the standard against which Ken and I (and our directors) judge our performance. As the S&P 500 has beaten the vast majority of both growth and value managers over time, we think this is a high benchmark. When fund managers ask investors to judge their performance against other benchmarks, they are often lowering the standard. For example, the Lipper Large-Cap Growth Index has underperformed the S&P 500 in 80% of all rolling 10-year periods beginning in 1981, while the Lipper Large-Cap Value Index has underperformed the S&P in every rolling 10-year period since 1981.(9)

With this digression out of the way, I will try to put the Fund's short-term performance into context by reviewing the current investment environment, highlighting significant changes in the prices or fundamentals of some of our holdings and, as always, reviewing some of our recent mistakes.

Ken and I tend to spend little time trying to make predictions about macroeconomic factors-- remembering my grandfather's quip that he had never known an economist to make it into the Forbes 400. With that said, in recent years, we have been very wary of certain trends that we feared made the market vulnerable. In our last report to shareholders, for example, we pointed out 'that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of the wealth effect and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense....Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors have been fully appreciated.'

In the first half of the year 2001, these factors indeed had a significant impact, with corporate investment levels plunging and excess inventory working through the system, resulting in the collapse of corporate profit margins. Although the headlines have been worse in the technology and telecommunications area, these dynamics have played out in virtually every economic sector from printers to plumbing supplies.

Q. Could you comment on the performance of specific Fund holdings?

A. More than 60 years ago, Benjamin Graham and David Dodd prefaced their seminal work for fundamental investors, Security Analysis, with a quote from Horace's Ars Poetica, itself written more than 2,000 years ago. Horace says simply, 'Many shall be restored that now are fallen and many shall fall that now are in honor.' It seems that Horace could have been looking over our portfolio this year. While many of our holdings whose stock prices had declined significantly in the year 2000 staged recoveries, many of last year's stalwarts fell significantly.

For example, after a dramatic decline in the year 2000, shares of Sealed Air(10) are up more than 26% this year despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark whose travails I highlighted in our last report, have surged more than 37% thus far in the year 2001 despite the continued vulnerability of its underlying business as global economies slow and competitive pressures mount.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Turning to the other half of Horace's quote, we cannot escape the fact that many holdings that were in favor last year have since fallen, and some dramatically. We divide these into three categories, only one of which we view as our mistakes.

The first category is made up of companies whose share prices have declined but whose business prospects have not significantly changed. Often, these price declines become buying opportunities. Our holdings in the pharmaceutical industry, for example, whose stock prices surged in the last quarter of the year 2000 have seen a substantial correction in their share prices in 2001--with Merck's fall of 31%, Bristol-Myers' fall of 28% and Eli Lilly's fall of 19% being the most notable. Although the term 'correction' in the investment world is often a euphemism, I feel it is appropriate in these cases as business fundamentals remain relatively intact and valuations reasonable, if not compelling, for these first-class companies.

In the second category are companies whose stock price declines reflect but overweight short-term business weakness. As cyclical downturns are inevitable in most businesses, my father often describes these companies as well-found ships caught in a squall. An example of such a company is American Express, one of the Fund's largest holdings. Despite a significant decline in the share price of American Express this year, we remain confident that the value of the underlying business significantly exceeds its current share price. That is not to say we are so naive as to ignore the fact that rising unemployment and a business slowdown will lead to lower charge volumes and higher loan losses over the next several quarters, if not several years. Were there not short-term clouds on the horizon, it is doubtful that the shares of such a powerful company would trade at such a discount price.

The third category is made up of businesses whose stocks have fallen in response to a decline in their operating performance and prospects that has been substantially worse than we expected. It is this group that Ken and I categorize as mistakes and we have certainly had our share of those this year.

In absolute dollars, our biggest mistake thus far in 2001 has been our holding in Tellabs. While we continue to have confidence in this company's management, we significantly underestimated the impact that the collapsing telecom sector would have on its business. Having always viewed Tellabs as a 'workhorse' company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these 'new era' competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. Importantly, by carefully scrutinizing Tellab's strong balance sheets and cash flows to reassure ourselves that the company did not engage in vendor financing and other gimmicks that proved so devastating to Lucent, we applied at least one of the lessons learned from last year's mistakes.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your investment outlook?

A. As Ken and I have often said, we know we are in the business of taking headline risk--that is, of looking at businesses when the headlines are the worst. In the past, we have purchased companies with strong earnings power and solid fundamentals at very cheap prices when newspapers were full of negative stories. Citigroup and Wells Fargo in the early '90s come to mind as good examples, as terrible headlines were accompanied by rock-bottom valuations and tremendous pessimism. In contrast, business valuations and stock prices today still seem high by any historic measure.

In lifting our sights beyond the near-term horizon with its constant flow of earnings disappointments, revenue shortfalls and management shuffles, I am reminded of my grandfather's observation that you make most of your money in a bear market, you just do not realize it at the time. While it is dangerous to be wildly optimistic, it can be equally expensive to be overly pessimistic. Instead, it is our goal to be realistic and to set our sights on buying good businesses at reasonable prices in the expectation of achieving satisfactory long-term investment results. In heady times, such an attitude has sounded dowdy. In depressed times, it may sound a bit simplistic or naive. But as long-term shareholders of Selected American Shares, we believe that being part owners of wonderful businesses is a far more sensible approach to wealth creation than trying to trade in and out based on market or economic predictions. In a recent advertisement, Peter Lynch of Fidelity gave the following advice: 'Investing is a long-term job. It takes a good head to determine what you are going to own and why you are going to own it. And it takes a strong stomach to stick with your decisions when you hit the inevitable bumps in the road. But if you combine the two, I believe there's a better chance you'll reach your goals.'

In these uncertain times, this is sound advice.

As always, we thank you for your continued support.(5)

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a return of (7.76)% for the six-month period and (12.97)% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM

Q. Could you provide some perspective on the Fund's new team management approach?

A. In this our first report to you, I must begin by expressing our appreciation to Elizabeth Bramwell who ably managed the Fund from November 1994 through May 2001. We wish her luck in focusing on her Bramwell funds and thank her for her service to our shareholders over the years. As we noted when the management change was announced, Selected Special is now being managed by a team of analysts and portfolio managers at Davis Selected Advisers whose areas of expertise include financial services, health care, media, consumer products, natural resources and technology.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, MEMBER OF THE PORTFOLIO MANAGEMENT TEAM
- CONTINUED

As the above list would indicate, the resulting Fund may be somewhat difficult to categorize as it reflects quite an eclectic group of holdings. To further complicate matters, the Fund also invests in companies of any size. Although we expect the Fund over time to have a mid-cap 'center of gravity', we will not exclude potential investments based on market capitalization. We believe, however, that two threads will tie the portfolio together. First, the holdings represent the best ideas of our team of analysts within their respective circles of competence. Second, consistent with Davis Selected Advisers' general philosophy, we believe that all these companies are well managed, growing businesses selling at reasonable prices.

Q. What are your expectations for the Fund?

A. Given the size and types of companies owned in Selected Special Shares, we would expect performance to be somewhat more volatile than in a larger, more conservative fund. This is caused by both volatility of the underlying businesses, as smaller companies frequently are more dependent on a single geographic area or single product line, and also by the fact that the stocks of smaller companies have less liquidity. It is our hope that many of the mid-cap and small-cap names that now make up our portfolio will be the blue chips of tomorrow.

Although there are many aspects of our investment philosophy that we share with Bramwell Capital Management, this has still has been a period of transition resulting in an uncharacteristically high amount of turnover. To date the amount of capital gains realized net of capital losses represents 10.45% of net assets of the Fund, which we expect to distribute to shareholders in December. Although the future can never be certain, we believe that the major elements of the transition are now behind us. We are grateful for the patience and support of our shareholders during this transition and look forward to reporting to you in the future about both our successes and our mistakes.

In closing, I want to extend my thanks to my fellow team members--Ken CharleS Feinberg, Danton Goei, Dwight Blazin, Adam Seessel and Kent Whitaker. Importantly, this team has had several years of experience managing a fund with a similar mid-cap orientation in the Davis family of funds--the Davis Growth Opportunity Fund. It is a team with whom I am proud to be associated, not just because of the satisfactory performance results they have generated but also because of their spirit of cooperation. Ken has often reminded us that success has a thousand fathers and failure is an orphan. I am impressed that this group has heeded Ken's warning and truly worked together as a team, modest in taking credit and open in admitting mistakes. With such partners it is difficult not to be optimistic about the future, although always with the recognition that the heady returns enjoyed by investors over the last decade are unlikely to repeat as valuations remain high and economic fundamentals continue to weaken.(5)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return of 1.64% for the six-month period and 9.27% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index returned 3.17% and 9.79%, respectively.(7)

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market in the first half of the year?

A. The Federal Reserve Board aggressively lowered short-term interest rates six times in the first half of 2001, from 6.5% to 3.75%. This dramatic shift in rates over such a short period of time reflected growing concerns that the risks are now tilted more heavily toward economic weakness than inflation. Uncertainty continues to grip the markets as investors wonder just how much the economy will slow and when the effect of interest rate cuts and tax cuts will take hold and stimulate a rebound in economic growth. Normally, it takes about 6 to 12 months for the impact of interest rate decreases to be felt.

In this environment, mortgage-backed securities and corporate bonds have been the market's top performing sectors and the short end of the yield curve has outperformed the longer end. This is in contrast to the fourth quarter of 2000 when long-term Treasuries outperformed the rest of the fixed-income markets.

One reason corporates and mortgages have performed well this year is that their yield spread over U.S. Treasuries widened so substantially last year that investors saw good opportunities in those sectors. Another reason is that interest rate cutting by the Fed is helping to alleviate fears about the extent of deteriorating business conditions. As a result of this greater investor demand for corporate and mortgage-backed securities, spreads have narrowed--that is, interest rates or yields on these securities have declined and their prices have therefore risen. (In the fixed-income markets, as interest rates drop, prices of fixed-income securities generally rise and vice versa.)

Shorter-term securities have been performing better than longer-term securities because short-term rates have been falling faster than long-term rates. For example, in December you could buy one-year Treasuries to yield above 6%; today you would be hard-pressed to get a yield of around 4% on one-year Treasuries. Whereas if you look at the longer end of the market, yields on 10-year and 30-year Treasuries have risen slightly since December. This suggests to us that investors believe inflation may reemerge at some point in the future and are requiring compensation for that in the form of higher yields on long-term issues.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

Q. How have you managed the Fund in this environment?

A. The Fund does not invest in the corporate bonds, but we do invest in mortgages. In the first six months of 2001, we added to the Fund's position in mortgage-backed securities such as Ginnie Maes(10) and Fannie Maes. In the process, we picked up some of that yield spread over Treasuries, thereby adding to the income stream of the portfolio. We have also diversified the mortgage portion of the portfolio across different coupons, ranging from higher coupon premium mortgages down to lower coupon discount mortgages.

By increasing the Fund's mortgage exposure, we have brought the portfolio more in line with our investing universe, which is exclusively the government market--including Treasuries, agencies and mortgages. At midyear, the Fund's portfolio was invested 55% in mortgages, 21% in Treasuries, 20% in agencies and 4% in cash and other assets. This asset mix reflects the growing percentage of the government bond market attributable to mortgages.

Our secondary strategy is to keep our longer-term exposure exclusively in Treasuries and our shorter-term exposure in agencies. In other words, we own agencies with maturities of five years and less and Treasuries with maturities of 10 years and more, while the average life of our mortgage holdings falls in the middle range. At midyear, the weighted average effective maturity of the portfolio (taking into account bond call features and the average life of mortgage-backed securities) was 8.26 years.

We are focusing our longer-term exposure on Treasuries in order to avoid what is known as spread risk. Every bond in the fixed-income market is priced at some spread to Treasury securities of comparable maturity. In order to avoid the risk of spreads widening or tightening (meaning prices on non-Treasuries would fall or rise) in the long end of the market, our strategy is to own only Treasuries in the long end and take our risks in the shorter end of the market where volatility tends to be less.

Owning long-term Treasuries maintains the duration of the Fund's portfolio and helps offset the impact of mortgage prepayments on the average life of mortgage-backed securities. As interest rates fall, more mortgages tend to be prepaid, shortening the average life of mortgage-backed securities, and as interest rates rise, mortgage prepayment rates tend to decline, lengthening the average life of mortgage securities.

Q. What is your overall investment approach?

A. Our goal is to create a portfolio well diversified across different sectors and maturities that is more neutral to market moves while allowing investors to participate in the returns and security of U.S. government bonds. Specifically, by emphasizing investments in the intermediate range of the bond maturity spectrum, the Fund seeks to smooth out performance and provide stability in a variety of market climates. The Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality. As such, it can provide a strong foundation for any long-term investment plan.(5)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) Selected Funds manages risk by adherence to a strict price discipline. Equity markets are volatile and there can be no assurance that investors will earn a profit. An equity fund's net asset value per share will fluctuate, and an investor in the fund may lose money.

(3) This is a hypothetical example and not a prediction of how any Selected Fund will perform in the future.

(4) Past performance is not a guarantee of future results. There can be no guarantee that any fund will outperform the bond market or that an investor will make money.

(5) Selected Funds investment professionals make candid statements and observations regarding individual companies, economic conditions, and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Selected Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Selected Special Shares invests in companies without any limitation on market capitalization. Because the Fund may make substantial investments in companies with small and medium market capitalizations, Selected Special Shares may be subject to greater risks than a fund that invests primarily in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

(6) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2001.

--------------------------------------------------------------------------------
FUND NAME                              1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Selected American Shares               (4.75)%   8.37%     18.57%     16.21%
--------------------------------------------------------------------------------
Selected Special Shares               (12.97)%   3.75%     11.80%     12.31%
--------------------------------------------------------------------------------
Selected U.S. Government Income         9.27%    4.30%      5.50%      6.24%
--------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Selected Funds Shareholder Services at 1-800-243-1575.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(7) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices:

I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

(8) Source: Morningstar Mutual Fund Reports, February 12, 2001.

(9) Davis Selected Advisers, L.P. compared the monthly average annual total returns reported by Lipper for the Large-Cap Growth Index and Large-Cap Value Index against the returns earned by the S&P 500 index for rolling 10-year time periods beginning July 1, 1981 and ending June 30, 2001, a total of 121 rolling ten-year periods. The returns assume an investment at the beginning of the month with all dividends and capital gains distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed.

Lipper Large-Cap Growth Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with larger than average price-to-earnings ratios, price-to-book ratios, and earnings growth rates. Lipper Large-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with smaller than average price-to-earnings ratios, price-to-book ratios and earnings growth rates.

(10) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
SHARES                                           SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - (95.55%)
   ADVERTISING AGENCIES - (0.04%)
       220,000      WPP Group PLC......................................................................  $    2,168,880
                                                                                                         --------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.58%)
     1,647,000      Bank One Corp. .....................................................................     58,962,600
     1,739,800      Golden West Financial Corp. ........................................................    111,764,752
        13,194      Julius Baer Holding Ltd., Class B...................................................     50,770,408
     5,647,478      Lloyds TSB Group PLC................................................................     56,588,035
     3,696,560      Wells Fargo & Co. ..................................................................    171,631,281
                                                                                                         --------------
                                                                                                            449,717,076
                                                                                                         --------------
   BUILDING MATERIALS - (4.02%)
       930,600      Martin Marietta Materials, Inc. ....................................................     46,055,394
     5,716,910      Masco Corp. ........................................................................    142,694,074
       924,100      Vulcan Materials Co. ...............................................................     49,670,375
                                                                                                         --------------
                                                                                                            238,419,843
                                                                                                         --------------
   CONSUMER PRODUCTS - (4.49%)
       370,000      Gillette Co. .......................................................................     10,726,300
     5,037,500      Philip Morris Cos., Inc. ...........................................................    255,653,125
                                                                                                         --------------
                                                                                                            266,379,425
                                                                                                         --------------
   DATA PROCESSING - (0.13%)
       120,000      First Data Corp. ...................................................................      7,710,000
                                                                                                         --------------

   DIVERSIFIED - (2.05%)
         1,754      Berkshire Hathaway Inc., Class A*...................................................    121,727,600
            16      Berkshire Hathaway Inc., Class B*...................................................         36,800
                                                                                                         --------------
                                                                                                            121,764,400
                                                                                                         --------------

   DIVERSIFIED MANUFACTURING - (8.91%)
     1,486,600      Dover Corp. ........................................................................     55,970,490
       793,000      Minnesota Mining and Manufacturing Co. .............................................     90,481,300
     7,009,000      Tyco International Ltd. ............................................................    381,990,500
                                                                                                         --------------
                                                                                                            528,442,290
                                                                                                         --------------

   ELECTRONICS - (3.46%)
    10,192,500      Agere Systems Inc., Class A*........................................................     76,443,750
       926,133      Agilent Technologies, Inc.*.........................................................     30,099,322
       698,437      Molex Inc. .........................................................................     25,513,904
     1,340,000      RadioShack Corp. ...................................................................     40,870,000
     1,020,000      Texas Instruments Inc. .............................................................     32,130,000
                                                                                                         --------------
                                                                                                           205,056,976
                                                                                                         --------------
   ENERGY - (4.01%)
     1,229,021      Devon Energy Corp. .................................................................     64,520,819
     1,225,100      EOG Resources, Inc. ................................................................     43,552,305
       924,100      Kinder Morgan, Inc. ................................................................     46,436,025

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                              VALUE
SHARES                                           SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED
   ENERGY - CONTINUED
     1,465,000      Phillips Petroleum Co. ............................................................. $   83,505,000
                                                                                                         --------------
                                                                                                            238,014,149
                                                                                                         --------------
   FINANCIAL SERVICES - (18.72%)
     8,583,800      American Express Co. ...............................................................    333,051,440
     4,204,189      Citigroup Inc. .....................................................................    222,149,347
     1,241,000      Dun & Bradstreet Corp.*.............................................................     34,996,200
     1,575,000      Freddie Mac.........................................................................    110,250,000
     4,002,100      Household International, Inc. ......................................................    266,940,070
     1,358,800      Moody's Corp. ......................................................................     45,519,800
     1,647,400      Providian Financial Corp. ..........................................................     97,526,080
                                                                                                         --------------
                                                                                                          1,110,432,937
                                                                                                         --------------
   FOOD/BEVERAGE & RESTAURANT - (2.81%)
       837,000      General Mills, Inc. ................................................................     36,643,860
     1,000,000      Kraft Foods Inc., Class A*..........................................................     31,000,000
     3,650,000      McDonald's Corp. ...................................................................     98,769,000
                                                                                                         --------------
                                                                                                            166,412,860
                                                                                                         --------------
   HOTELS - (0.79%)
       988,700      Marriott International, Inc., Class A...............................................     46,805,058
                                                                                                         --------------
   INDUSTRIAL - (2.08%)
       455,500      Rockwell International Corp. .......................................................     17,363,660
     2,851,700      Sealed Air Corp.*...................................................................    106,225,825
                                                                                                         --------------
                                                                                                            123,589,485
                                                                                                         --------------
   INSURANCE BROKERS - (0.49%)
       838,700      Aon Corp. .........................................................................      29,354,500
                                                                                                        ---------------
   INVESTMENT FIRMS - (2.35%)
     1,489,864      Morgan Stanley Dean Witter & Co. ...................................................     95,693,965
     1,299,800      Stilwell Financial, Inc. ...........................................................     43,621,288
                                                                                                         --------------
                                                                                                            139,315,253
                                                                                                         --------------
   LIFE INSURANCE - (0.16%)
       400,000      Sun Life Financial Services of Canada...............................................      9,500,485
                                                                                                         --------------
   MULTI-LINE INSURANCE - (4.08%)
     2,334,325      American International Group, Inc. .................................................    200,751,950
       635,400      Loews Corp. ........................................................................     40,938,822
                                                                                                         --------------
                                                                                                            241,690,772
                                                                                                         --------------
   PHARMACEUTICAL AND HEALTH CARE - (10.35%)
     2,344,800      American Home Products Corp. .......................................................    137,030,112
     2,664,800      Bristol-Myers Squibb Co. ...........................................................    139,369,040
     1,674,000      Eli Lilly & Co. ....................................................................    123,876,000
     3,177,600      Merck & Co., Inc. ..................................................................    203,080,416

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2001 (Unaudited)


SHARES                                           SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED
   PHARMACEUTICAL AND HEALTH CARE - CONTINUED
       228,900      Pharmacia Corp. .................................................................... $   10,517,955
                                                                                                         --------------
                                                                                                            613,873,523
                                                                                                         --------------
   PROPERTY/CASUALTY INSURANCE - (1.47%)
       288,400      Chubb Corp. ........................................................................     22,330,812
       479,400      Progressive Corp. (Ohio)............................................................     64,810,086
                                                                                                         --------------
                                                                                                             87,140,898
                                                                                                         --------------
   PUBLISHING - (1.21%)
       173,400      Dow Jones & Co., Inc. ..............................................................     10,353,714
       483,300      Gannett Co., Inc. ..................................................................     31,849,470
       740,000      Tribune Co. ........................................................................     29,607,400
                                                                                                         --------------
                                                                                                             71,810,584
                                                                                                         --------------
   REAL ESTATE - (1.35%)
        77,000      Avalonbay Communities, Inc. ........................................................      3,599,750
     1,521,194      Centerpoint Properties Corp. (b)....................................................     76,363,939
                                                                                                         --------------
                                                                                                             79,963,689
                                                                                                         --------------
   REINSURANCE - (1.60%)
       772,200      Transatlantic Holdings, Inc. .......................................................     94,602,222
                                                                                                         --------------
   TECHNOLOGY - (5.18%)
     1,317,100      BMC Software, Inc.*.................................................................     29,687,434
     3,983,950      Hewlett-Packard Co. ................................................................    113,940,970
       619,000      Intel Corp. ........................................................................     18,074,800
     2,098,500      Lexmark International, Inc.*........................................................    141,124,125
       759,400      Novell, Inc.*.......................................................................      4,320,986
                                                                                                         --------------
                                                                                                            307,148,315
                                                                                                         --------------
   TELECOMMUNICATIONS - (2.61%)
       686,200      Loral Space & Communications Ltd.*..................................................      1,921,360
     2,163,000      Lucent Technologies Inc. ...........................................................     13,410,600
     6,170,600      Tellabs, Inc.*......................................................................    119,647,934
     1,151,500      TyCom, Ltd.*........................................................................     19,805,800
                                                                                                         --------------
                                                                                                            154,785,694
                                                                                                         --------------
   TRANSPORTATION - (2.77%)
     2,840,500      United Parcel Service, Inc., Class B................................................    164,180,900
                                                                                                         --------------
   WHOLESALE - (2.84%)
     4,105,000      Costco Wholesale Corp.*.............................................................    168,510,250
                                                                                                         --------------

                           Total Common Stock - (identified cost $4,464,193,706)........................  5,666,790,464
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                            VALUE
PRINCIPAL                                        SECURITY                                                  (NOTE 1)
=======================================================================================================================
SHORT TERM INVESTMENTS - (4.96%)
$294,164,000     Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                   07/02/01, dated 06/29/01, repurchase value of $294,265,732
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $300,047,280) - (identified cost $294,164,000)................  $    294,164,000
                                                                                                       ----------------


                   Total Investments - (100.51%) - (identified cost $4,758,357,706) - (a)...........     5,960,954,464
                   Liabilities Less Other Assets - (0.51%)...........................................       (30,396,674)
                                                                                                       ----------------
                             Net Assets - (100%).....................................................  $  5,930,557,790
                                                                                                       ================
*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $4,758,357,706. At June
30, 2001, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                   Unrealized appreciation...........................................................  $  1,545,015,627
                   Unrealized depreciation...........................................................      (342,418,869)
                                                                                                       ----------------
                             Net unrealized appreciation ............................................  $  1,202,596,758
                                                                                                       ================


(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2001. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2001 amounts to $76,363,939. Transactions during the period in which the issuers were affiliates are as follows:

                            Shares                 Gross           Gross             Shares                 Dividend
Security                    December 31, 2000      Additions       Reductions        June 30, 2001          Income
--------                    -----------------      ---------       ----------        -------------          ------
Centerpoint Properties
     Corporation                1,521,194             -                  -            1,521,194             1,597,254



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
SHARES                                           SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - (98.12%)
   ADVERTISING AGENCIES - (1.17%)
        20,000      WPP Group PLC.......................................................................  $     975,300
                                                                                                          -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (3.87%)
        18,000      Bank One Corp. .....................................................................        644,400
        40,000      Golden West Financial Corp. ........................................................      2,569,600
                                                                                                          -------------
                                                                                                              3,214,000
                                                                                                          -------------
   BUILDING MATERIALS - (0.89%)
        15,000      Martin Marietta Materials, Inc. ....................................................        742,350
                                                                                                          -------------
   ELECTRONICS  - (5.41%)
       100,000      Agere Systems Inc., Class A*........................................................        750,000
        22,000      Agilent Technologies, Inc.*.........................................................        715,000
       100,695      Molex Inc., Class A.................................................................      3,020,850
                                                                                                          -------------
                                                                                                              4,485,850
                                                                                                          -------------
   EMPLOYEE STAFFING - (1.50%)
        50,000      Robert Half International Inc.*.....................................................      1,244,500
                                                                                                          -------------
   ENERGY - (4.71%)
        25,700      EOG Resources, Inc. ................................................................        913,635
        36,700      Kinder Morgan, Inc. ................................................................      1,844,175
        20,200      Phillips Petroleum Co. .............................................................      1,151,400
                                                                                                          -------------
                                                                                                              3,909,210
                                                                                                          -------------
   FINANCIAL SERVICES - (17.44%)
        50,000      BlackRock, Inc.*....................................................................      1,714,500
        37,800      Capital One Financial Corp. ........................................................      2,268,000
       108,000      Charles Schwab Corp. ...............................................................      1,652,400
        17,400      Dun & Bradstreet Corp.* ............................................................        490,680
        13,000      Household International, Inc. ......................................................        867,100
        43,000      KPMG Consulting Inc.* ..............................................................        660,050
        34,400      Moody's Corp. ......................................................................      1,152,400
        30,000      Northern Trust Corp. ...............................................................      1,875,000
        64,000      Providian Financial Corp. ..........................................................      3,788,800
                                                                                                          -------------
                                                                                                             14,468,930
                                                                                                          -------------
   FOOD/BEVERAGE & RESTAURANT - (2.85%)
        14,700      Diageo PLC ADR......................................................................        646,065
        36,700      Wm. Wrigley Jr. Co. ................................................................      1,719,395
                                                                                                          -------------
                                                                                                              2,365,460
                                                                                                          -------------
   HOTELS & MOTELS - (1.68%)
        29,400      Marriott International, Inc., Class A...............................................      1,391,796
                                                                                                          -------------
   INDUSTRIAL - (2.88%)
        27,500      Rockwell International Corp. .......................................................      1,048,300
        36,000      Sealed Air Corp.*...................................................................      1,341,000
                                                                                                          -------------
                                                                                                              2,389,300
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2001 (Unaudited)


                                                                                                             VALUE
SHARES                                           SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED
   INFORMATION PROCESSING - (7.61%)
        72,400      DST Systems, Inc.*..................................................................  $   3,815,480
        62,437      Paychex, Inc. ......................................................................      2,496,856
                                                                                                          -------------
                                                                                                              6,312,336
                                                                                                          -------------
   INVESTMENT FIRMS - (3.13%)
        77,500      Stilwell Financial, Inc. ...........................................................      2,600,900
                                                                                                          -------------
   LIFE INSURANCE - (1.16%)
        30,500      AFLAC Inc. .........................................................................        960,445
                                                                                                          -------------
   MEDICAL INSTRUMENTS - (3.32%)
       112,000      Apogent Technologies Inc.*..........................................................      2,755,200
                                                                                                          -------------
   MULTI-LINE INSURANCE - (1.05%)
        22,000      Cincinnati Financial Corp. .........................................................        869,660
                                                                                                          -------------
   MULTI-MEDIA - (1.48%)
        20,000      Belo Corp., Class A.................................................................        376,800
        12,300      E.W. Scripps Co., Class A...........................................................        848,700
                                                                                                          -------------
                                                                                                              1,225,500
                                                                                                          -------------
   PHARMACEUTICAL AND HEALTH CARE - (10.78%)
        23,100      Bristol-Myers Squibb Co. ...........................................................      1,208,130
        30,000      Cardinal Health, Inc. ..............................................................      2,070,000
        25,700      Eli Lilly and Co. ..................................................................      1,901,800
        51,400      IMS Health Inc. ....................................................................      1,464,900
        25,000      Merck & Co., Inc. ..................................................................      1,597,750
        15,000      Vertex Pharmaceuticals Inc.*........................................................        702,000
                                                                                                          -------------
                                                                                                              8,944,580
                                                                                                          -------------
   PROPERTY/CASUALTY INSURANCE - (0.62%)
         8,000      FPIC Insurance Group, Inc.* ........................................................        104,480
         2,100      Markel Corp.*.......................................................................        412,650
                                                                                                          -------------
                                                                                                                517,130
                                                                                                          -------------
   RACE TRACKS - (2.54%)
        15,000      International Speedway Corp., Class A...............................................        629,850
        58,700      Speedway Motorsports, Inc.* ........................................................      1,479,827
                                                                                                          -------------
                                                                                                              2,109,677
                                                                                                          -------------
   REINSURANCE - (4.43%)
        15,400      Everest Re Group, Ltd. .............................................................      1,151,920
        20,600      Transatlantic Holdings, Inc. .......................................................      2,523,706
                                                                                                          -------------
                                                                                                              3,675,626
                                                                                                          -------------
   RETAILING - (6.10%)
        38,500      Amazon.com, Inc.*...................................................................        544,390
       100,000      Tiffany & Co. ......................................................................      3,622,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
SHARES/PRINCIPAL                                 SECURITY                                                   (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED
   RETAILING - CONTINUED
       108,000      Trans World Entertainment Corp.* ...................................................  $     896,400
                                                                                                          -------------
                                                                                                              5,062,790
                                                                                                          -------------
   TECHNOLOGY - (8.41%)
        18,700      Advent Software, Inc.*..............................................................      1,123,870
        37,000      BMC Software, Inc.*.................................................................        833,980
        34,100      Lexmark International, Inc.*........................................................      2,293,225
         5,000      NCR Corp.*..........................................................................        235,000
        51,000      Riverstone Networks, Inc.*..........................................................      1,014,390
        34,000      Symantec Corp.*.....................................................................      1,475,600
                                                                                                          -------------
                                                                                                              6,976,065
                                                                                                          -------------
   TELECOMMUNICATIONS - (5.09%)
        29,000      Cox Communications, Inc., Class A*..................................................      1,284,700
        38,400      Hearst-Argyle Television, Inc.* ....................................................        768,000
        20,000      IDT Corp.*..........................................................................        270,000
        53,000      Tellabs, Inc.*......................................................................      1,027,670
        50,700      TyCom, Ltd.*........................................................................        872,040
                                                                                                          -------------
                                                                                                              4,222,410
                                                                                                          -------------
                           Total Common Stock - (identified cost $68,242,236)...........................     81,419,015
                                                                                                          -------------

SHORT TERM INVESTMENTS - (2.39%)

$    1,980,000      Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                        07/02/01, dated 06/29/01, repurchase value of $1,980,685
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $2,019,600) - (identified cost $1,980,000)...................      1,980,000
                                                                                                          -------------

                            Total Investments - (100.51%) - (identified cost $70,222,236) - (a)........      83,399,015
                            Liabilities Less Other Assets - (0.51%).....................................       (419,331)
                                                                                                          -------------
                               Net Assets - (100%)......................................................  $  82,979,684
                                                                                                          =============
* Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $70,222,236. At June 30,
2001, unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $  16,233,759
                        Unrealized depreciation.........................................................     (3,056,980)
                                                                                                          -------------
                               Net unrealized appreciation .............................................  $  13,176,779
                                                                                                          =============


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED U.S. GOVERNMENT INCOME FUND
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                        SECURITY                                                   (NOTE 1)
=======================================================================================================================
MORTGAGES - (55.12%)
   FANNIE MAE POOLS - (14.16%)
$     254,180       7.00%, 04/01/31, Pool No. 535817....................................................  $     255,451
      256,444       6.50%, 05/01/31, Pool No. 578867....................................................        252,277
                                                                                                          -------------
                           Total FNMA - (identified cost $510,044)......................................        507,728
                                                                                                          -------------

   FREDDIE MAC POOLS - (10.76%)
      378,120       7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $379,775)......................        385,660
                                                                                                          -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (30.20%)
         7,361      7.75%, 09/20/23, Pool No. 008299 (b)................................................          7,502
         9,345      6.375%, 01/20/24, Pool No. 008360 (b)...............................................          9,501
       183,010      7.50%, 06/20/28, Pool No. 002605...................................................         186,955
        95,788      6.00%, 12/20/28, Pool No. 002687....................................................         92,376
       190,396      7.00%, 12/20/30, Pool No. 003010...................................................         191,289
       298,829      6.50%, 04/20/31, Pool No. 003068....................................................        294,439
       299,227      7.00%, 05/20/31, Pool No. 003081...................................................         300,912
                                                                                                          -------------
                           Total GNMA - (identified cost $1,085,773)....................................      1,082,974
                                                                                                          -------------

                           Total Mortgages - (identified cost $1,975,592)...............................      1,976,362
                                                                                                          -------------

U.S. TREASURY BONDS - (15.50%)
       100,000      7.25%, 05/15/16.....................................................................        114,020
        75,000      8.125%, 08/15/19....................................................................         93,488
       200,000      6.125%, 11/15/27....................................................................        206,136
       150,000      5.50%, 08/15/28.....................................................................        142,274
                                                                                                          -------------
                           Total U.S. Treasury Bonds - (identified cost $547,528).......................        555,918
                                                                                                          -------------

U.S. TREASURY NOTES - (5.71%)
       200,000      5.75%, 08/15/10 - (identified cost $199,617)........................................        204,678
                                                                                                          -------------

GOVERNMENT AGENCY NOTES - (19.82%)
       200,000      Fannie Mae, 7.125%, 03/15/07........................................................        213,902
       175,000      Federal Home Loan Bank, 6.375%, 11/14/03............................................        181,794
       100,000      Federal Home Loan Bank, 6.875%, 08/15/05............................................        105,154
       200,000      Freddie Mac, 7.375%, 05/15/03.......................................................        209,866
                                                                                                          -------------
                           Total Government Agency Notes - (identified cost $687,113)...................        710,716
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                              VALUE
PRINCIPAL                                        SECURITY                                                    (NOTE 1)
=======================================================================================================================
SHORT TERM INVESTMENTS - (2.98%)
$      107,000      Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                        07/02/01, dated 06/29/01, repurchase value of $107,037
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $109,140)  - (identified cost $107,000)......................  $     107,000
                                                                                                          -------------


                        Total Investments - (99.13%) - (identified cost $3,516,850) - (a)...............      3,554,674
                        Other Assets Less Liabilities - (0.87%).........................................         31,160
                                                                                                          -------------
                             Net Assets - (100%)........................................................  $   3,585,834
                                                                                                          =============


(a)  Aggregate cost for Federal Income Tax purposes is $3,516,850. At June 30,
     2001, unrealized appreciation (depreciation) of securities for Federal
     Income Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $      48,993
                        Unrealized depreciation.........................................................        (11,169)
                                                                                                          -------------
                             Net unrealized appreciation................................................  $      37,824
                                                                                                          =============

(b) The interest rates on floating rate securities, shown as of June 30, 2001, may change monthly or less frequently and are based on indices of market interest rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
FANNIE MAE - (16.12%)
$  4,000,000        6.85%, 07/13/01..................................................................... $    4,001,846
   1,100,000        6.67%, 08/01/01.....................................................................      1,102,332
     500,000        6.09%, 08/03/01.....................................................................        500,391
   1,000,000        6.89%, 08/03/01.....................................................................      1,001,868
   1,500,000        3.97%, 10/04/01 (b).................................................................      1,499,881
   1,000,000        6.35%, 10/23/01.....................................................................      1,007,720
   2,000,000        3.79%, 12/03/01 (b).................................................................      2,000,422
   1,315,000        6.375%, 01/16/02....................................................................      1,325,743
   1,000,000        6.41%, 02/06/02.....................................................................      1,014,129
     100,000        6.29%, 02/11/02.....................................................................        100,726
   2,075,000        7.50%, 02/11/02.....................................................................      2,116,889
   1,876,000        5.375%, 03/15/02....................................................................      1,888,083
                                                                                                         --------------

                      Total Fannie Mae - (identified cost $17,560,030) .................................     17,560,030
                                                                                                         --------------

FEDERAL FARM CREDIT BANK - (7.93%)
     140,000        5.05%, 10/05/01.....................................................................        139,738
     750,000        4.65%, 10/15/01.....................................................................        747,651
     500,000        6.03%, 12/28/01.....................................................................        500,075
     250,000        5.70%, 03/05/02.....................................................................        253,234
   5,000,000        3.90%, 04/02/02 (b).................................................................      5,000,000
   2,000,000        4.20%, 05/21/02.....................................................................      2,000,000
                                                                                                         --------------

                      Total Federal Farm Credit Bank - (identified cost $8,640,698).....................      8,640,698
                                                                                                         --------------

FEDERAL HOME LOAN BANK - (40.27%)
   1,900,000        6.875%, 07/03/01....................................................................      1,900,107
     300,000        6.045%, 07/09/01....................................................................        300,052
   2,000,000        3.78%, 07/17/01 (b).................................................................      1,999,951
   1,450,000        6.75%, 08/02/01.....................................................................      1,450,603
   2,195,000        5.50%, 08/13/01.....................................................................      2,196,183
     175,000        5.875%, 08/15/01....................................................................        175,192
     625,000        6.625%, 08/15/01....................................................................        625,295
   5,000,000        3.873%, 08/17/01 (b)................................................................      4,999,570
     675,000        5.58%, 08/17/01.....................................................................        675,418
     240,000        6.24%, 08/24/01.....................................................................        240,492
     500,000        5.75%, 08/27/01.....................................................................        500,422
     200,000        5.63%, 09/05/01.....................................................................        199,713
     250,000        6.50%, 09/05/01.....................................................................        250,586
     520,000        5.875%, 09/17/01....................................................................        520,230
     500,000        5.585%, 09/24/01....................................................................        501,979

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND   - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
FEDERAL HOME LOAN BANK - CONTINUED
$  2,500,000        4.63%, 10/09/01..................................................................... $    2,499,274
   5,000,000        3.86%, 11/08/01 (b).................................................................      4,999,480
   3,000,000        3.971%, 11/09/01 (b)................................................................      3,000,915
   1,350,000        6.00%, 11/15/01.....................................................................      1,355,515
     150,000        7.125%, 11/15/01....................................................................        151,786
   1,000,000        4.445%, 11/23/01 (b)................................................................        998,566
   2,600,000        4.875%, 01/22/02....................................................................      2,601,999
   5,000,000        6.75%, 02/01/02.....................................................................      5,053,081
   3,510,000        6.75%, 02/15/02.....................................................................      3,545,405
     100,000        6.585%, 05/20/02....................................................................        102,122
   1,000,000        4.02%, 06/28/02.....................................................................      1,000,000
   1,000,000        4.03%, 06/28/02.....................................................................      1,000,000
   1,000,000        6.875%, 07/18/02....................................................................      1,032,178
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $43,876,114)......................     43,876,114
                                                                                                         --------------

FREDDIE MAC - (5.05%)
   5,000,000        3.63%, 09/21/01 (b).................................................................      4,999,250
     500,000        6.52%, 01/02/02.....................................................................        506,973
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $5,506,223).......................      5,506,223
                                                                                                         --------------

PRIVATE EXPORT FUNDING CORP. - (1.04%)
   1,115,000        7.30%, 01/31/02, Ser. NN - (identified cost $1,135,102).............................      1,135,102
                                                                                                         --------------
SALLIE MAE - (16.13%)
     600,000        3.901%, 07/19/01 (b)................................................................        599,960
   5,000,000        3.971%, 07/24/01 (b)................................................................      4,999,933
   4,000,000        3.901%, 08/08/01 (b)................................................................      3,999,805
     450,000        3.831%, 08/16/01 (b)................................................................        449,792
   1,000,000        3.881%, 09/17/01 (b)................................................................        999,918
   1,500,000        3.851%, 09/20/01 (b)................................................................      1,500,188
   2,500,000        3.901%, 09/28/01 (b)................................................................      2,500,249
     520,000        4.001%, 10/05/01 (b)................................................................        519,894
   2,000,000        3.951%, 02/26/02 (b)................................................................      2,000,240
                                                                                                         --------------

                      Total Sallie Mae - (identified cost $17,569,979)..................................     17,569,979
                                                                                                         --------------

TENNESSEE VALLEY AUTHORITY - (0.14%)
     150,000        5.28%, 09/14/01, Ser. E - (identified cost $150,026)................................        150,026
                                                                                                         --------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND - CONTINUED
JUNE 30, 2001 (Unaudited)


                                                                                                             VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
REPURCHASE AGREEMENTS - (13.31%)
$   14,495,000      Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                        07/02/01, dated 06/29/01, repurchase value of $14,500,013
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $14,784,900) - (identified cost $14,495,000)................. $   14,495,000
                                                                                                         --------------


                         Total Investments - (99.99%) - (identified cost $108,933,172) - (a)............    108,933,172
                         Other Assets Less Liabilities- (0.01%).........................................         15,528
                                                                                                         --------------
                             Net Assets - (100%)........................................................ $  108,948,700
                                                                                                         ==============

(a)  Aggregate cost for Federal income tax purposes is $108,933,172.

(b) The interest rates on floating rate securities, shown as of June 30, 2001, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS STATEMENTS OF ASSETS AND
LIABILITIES At June 30, 2001 (Unaudited)
================================================================================

                                                                                                    U.S.
                                                             SELECTED            SELECTED        GOVERNMENT          DAILY
                                                             AMERICAN            SPECIAL           INCOME          GOVERNMENT
                                                              SHARES              SHARES            FUND              FUND
                                                          ---------------     --------------   --------------     --------------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies...........................    $ 5,884,590,525     $   83,399,015   $    3,554,674     $  108,933,172
     Affiliated companies.............................         76,363,939              -                -                 -
   Collateral for securities loaned (Note 7)..........        111,386,618              -                -                 -
   Cash...............................................            610,388            557,979            3,927             12,585
   Receivables:
     Dividends and interest...........................          5,765,581             23,215           33,600          1,279,481
     Capital stock sold...............................         11,578,013              3,806               75                883
     Investment securities sold.......................          5,117,893            741,218            -                 -
     Due from adviser.................................             -                   -                  257             -
   Prepaid expenses...................................            650,012              7,489            5,182              6,372
                                                          ---------------     --------------   --------------     --------------
         Total assets.................................      6,096,062,969         84,732,722        3,597,715        110,232,493
                                                          ---------------     --------------   --------------     --------------
LIABILITIES:
   Return of  collateral  for  securities  loaned
      (Note 7)........................................        111,386,618              -                -                 -
   Payables:
     Capital stock reacquired.........................          4,661,965             16,500            -                 33,922
     Investment securities purchased..................         43,842,282          1,635,888            -              1,019,891
   Accrued expenses...................................          5,614,314            100,650            6,172             75,244
   Distributions payable..............................             -                   -                5,709            154,736
                                                          ---------------     --------------   --------------     --------------
         Total liabilities............................        165,505,179          1,753,038           11,881          1,283,793
                                                          ---------------     --------------   --------------     --------------

NET ASSETS ...........................................    $ 5,930,557,790     $   82,979,684   $    3,585,834     $  108,948,700
                                                          ===============     ==============   ==============     ==============

SHARES OUTSTANDING (NOTE 5)...........................        182,428,659          6,940,993          411,485        108,948,700
                                                          ===============     ==============   ==============     ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding).....................        $     32.51         $    11.96       $     8.71         $     1.00
                                                              ===========         ==========       ==========         ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock ..............    $   228,035,824     $    1,735,248   $       41,149     $   10,894,870
   Additional paid-in capital.........................      4,678,651,605         59,417,960        3,623,846         98,053,830
   Undistributed net investment income................          4,764,818              4,688            -                 -
   Accumulated net realized gains (losses) from
     investments and foreign currency transactions....        183,491,215)         8,645,009         (116,985)            -

   Net unrealized appreciation on investments.........      1,202,596,758         13,176,779           37,824             -
                                                          ---------------     --------------   --------------     --------------

                                                          $ 5,930,557,790     $   82,979,684   $    3,585,834     $  108,948,700
                                                          ===============     ==============   ==============     ==============

* Including repurchase agreements of $294,164,000, $1,980,000, $107,000 and $14,495,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $4,758,357,706, $70,222,236, $3,516,850 and $108,933,172 for Selected
American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)
================================================================================

                                                                                                U.S.
                                                         SELECTED            SELECTED        GOVERNMENT           DAILY
                                                         AMERICAN            SPECIAL           INCOME          GOVERNMENT
                                                          SHARES              SHARES            FUND              FUND
                                                      ---------------    ---------------   ---------------    ------------
INVESTMENT  INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies*......................    $    26,809,168    $       121,768   $       -          $      -
     Affiliated companies.........................          1,597,254            -                 -                 -
   Interest.......................................         14,286,910            424,224           106,006       3,191,908
   Security lending fees..........................             48,151           -                  -                 -
                                                      ---------------    ---------------   ---------------    ------------
       Total income...............................         42,741,483            545,992           106,006       3,191,908
                                                      ---------------    ---------------   ---------------    ------------
Expenses:
   Management fees (Note 2).......................         16,117,541            306,780             5,349         182,195
   Custodian fees.................................            373,558             11,901             4,858           8,402
   Transfer agent fees............................          2,462,539             65,338             5,088          26,161
   Audit fees.....................................             22,800              7,200             3,600           6,000
   Legal fees.....................................             65,117              4,902               164           5,965
   Reports to shareholders........................            212,505             11,199             3,440           9,815
   Directors fees and expenses....................            166,603              4,431                99           4,092
   Registration and filing fees...................            270,645              5,338             6,538           5,765
   Miscellaneous..................................            126,104              1,198             2,981           1,638
   Payments under distribution plan (Note 3)......          7,281,650            112,299             4,458         151,829
                                                      ---------------    ---------------   ---------------    ------------
       Total expenses.............................         27,099,062            530,586            36,575         401,862
       Expenses paid indirectly (Note 6)..........           (300,005)            (1,229)              (89)            (65)
       Reimbursement of expenses by
         adviser (Note 2).........................             -                -                  (13,334)              -
                                                      ---------------    ---------------   ---------------    ------------
       Net expenses...............................         26,799,057            529,357            23,152         401,797
                                                      ---------------    ---------------   ---------------    ------------
       Net investment income......................         15,942,426             16,635            82,854       2,790,111
                                                      ---------------    ---------------   ---------------    ------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
     Investment transactions......................       (182,922,678)         8,669,011            38,678           -
     Foreign currency transactions................            (60,742)           -                 -                 -
   Net decrease in unrealized
     appreciation of investments
     during the period............................       (265,942,262)       (15,845,481)          (60,342)          -
                                                      ---------------    ---------------   ---------------    ------------
   Net realized and unrealized loss on
     investments and foreign currency.............       (448,925,682)        (7,176,470)          (21,664)          -
                                                      ---------------    ---------------   ---------------    ------------
     Net increase (decrease) in net assets
       resulting from operations..................    $  (432,983,256)   $    (7,159,835)  $        61,190    $  2,790,111
                                                      ===============    ===============   ===============    ============

   * Net of foreign taxes withheld as follows.....            183,040            -                 -                 -


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited)
================================================================================

                                                                                               U.S.
                                                       SELECTED          SELECTED          GOVERNMENT           DAILY
                                                       AMERICAN           SPECIAL            INCOME          GOVERNMENT
                                                        SHARES            SHARES              FUND              FUND
                                                  ----------------   ---------------    ----------------   ---------------
OPERATIONS:
    Net investment income.......................  $     15,942,426   $        16,635    $         82,854   $     2,790,111
    Net realized gain (loss) from
      investments and foreign currency
      transactions..............................      (182,983,420)        8,669,011              38,678             -
    Net decrease in unrealized
      appreciation of investments...............      (265,942,262)      (15,845,481)            (60,342)            -
                                                  ----------------   ---------------    ----------------   ---------------

    Net increase (decrease) in net
      assets resulting from operations..........      (432,983,256)       (7,159,835)             61,190         2,790,111

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................       (10,743,514)           -                  (82,854)       (2,790,111)
    Realized gains from investment
      transactions..............................       (42,221,248)       (4,418,727)               -                -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................       709,518,648          (663,586)           (120,565)      (21,177,398)
                                                  ----------------   ---------------    ----------------   ---------------

Total increase (decrease) in net assets.........       223,570,630       (12,242,148)           (142,229)      (21,177,398)

NET ASSETS:
    Beginning of period.........................     5,706,987,160        95,221,832           3,728,063       130,126,098
                                                  ----------------   ---------------    ----------------   ---------------
    End of period...............................  $  5,930,557,790   $    82,979,684    $      3,585,834   $   108,948,700
                                                  ================   ===============    ================   ===============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000

================================================================================

                                                                                                 U.S.
                                                       SELECTED           SELECTED            GOVERNMENT            DAILY
                                                       AMERICAN            SPECIAL              INCOME           GOVERNMENT
                                                        SHARES             SHARES                FUND               FUND
                                                   ----------------    ---------------     ----------------    ---------------
OPERATIONS:
    Net investment income (loss)................   $     24,215,692    $      (265,868)    $        193,351    $     7,569,069
    Net realized gain (loss) from
      investment transactions...................        528,217,816         18,409,361              (18,133)             -
    Net change in unrealized
      appreciation of investments...............       (172,318,327)       (19,402,935)             167,522              -
                                                   ----------------    ---------------     ----------------    ---------------
    Net increase (decrease) in net
      assets resulting from operations..........        380,115,181         (1,259,442)             342,740          7,569,069

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................        (17,381,356)            -                  (192,509)        (7,569,069)
    Realized gains from investment
      transactions..............................       (497,279,096)       (13,628,818)                -                 -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................      2,137,162,902          2,518,329             (834,966)        (1,216,315)
                                                   ----------------    ---------------     ----------------    ---------------

Total increase (decrease) in net assets.........      2,002,617,631        (12,369,931)            (684,735)        (1,216,315)

NET ASSETS:
    Beginning of period.........................      3,704,369,529        107,591,763            4,412,798        131,342,413
                                                   ----------------    ---------------     ----------------    ---------------
    End of period...............................   $  5,706,987,160    $    95,221,832     $      3,728,063    $   130,126,098
                                                   ================    ===============     ================    ===============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

     Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

     Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

     An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2001, Selected U.S. Government Income Fund had approximately $155,663 of capital loss carryovers available to offset future capital gains which expire in 2007 to 2008.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds have adopted a non-funded retirement plan for the Funds' independent Directors/Trustees. Benefits are based upon years of service and fees paid to each Director/Trustee during the years of service. During the six months ended June 30, 2001, for Selected American Shares, Selected Special Shares, Selected U.S. Government Income and Selected Daily Government credits (debits) of $75,777, $1,102, $(26) and $(496), respectively were made for the projected benefit obligations, resulting in an accumulated liability of $509,682, $13,049, $471 and $8,789, respectively.

     The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES

     Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Until June 1, 2001, the rate for Special Shares, Inc. was 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. For a one year period, effective June 1, 2001, the Adviser agreed to reduce the management fee to 0.65% on the first $250 million of average net assets and 0.60% of average net assets in excess of $250 million. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

    State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2001 was $69,929, $5,074, $271 and $1,733 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain Directors/Trustees and officers of the Funds are also Directors/Trustees and officers of the general partner of the Adviser.

     The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the six months ended June 30, 2001, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $7,281,650, $112,299, $4,458 and $151,829, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2001 were as follows:

                                       AMERICAN            SPECIAL      U.S. GOVERNMENT
                                      SHARES, INC.       SHARES, INC.       INCOME
                                     ---------------   --------------   -------------
     Cost of purchases.............  $ 1,639,834,256   $   89,492,643   $   2,148,003
     Proceeds of sales.............  $   457,251,605   $   71,986,535   $  1,393,121

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK

     At June 30, 2001, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At June 30, 2001, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At June 30, 2001, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                      SIX MONTHS ENDED
                                                                                  JUNE 30, 2001 (UNAUDITED)
                                                         ------------------------------------------------------------------------
                                                             AMERICAN          SPECIAL               U.S.
                                                              SHARES            SHARES           GOVERNMENT            DAILY
                                                               INC.              INC.              INCOME           GOVERNMENT
                                                         ---------------    ---------------    ---------------    ---------------
Shares sold ..........................................        34,153,941          1,673,804             21,969          6,225,015
Shares issued in reinvestment of distributions........         1,670,146            354,182              8,017          2,927,580
                                                         ---------------    ---------------    ---------------    ---------------
                                                              35,824,087          2,027,986             29,986          9,152,595
Shares redeemed ......................................       (14,934,566)        (2,049,104)           (43,832)       (30,329,993)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ........................        20,889,521            (21,118)           (13,846)       (21,177,398)
                                                         ===============    ===============    ===============    ===============

Proceeds from shares sold ............................   $ 1,150,148,849    $    21,958,175    $       194,307    $     6,225,015
Proceeds from shares issued in
    reinvestment of distributions ....................        51,129,583          4,087,390             70,231          2,927,580
                                                         ---------------    ---------------    ---------------    ---------------
                                                           1,201,278,432         26,045,565            264,538          9,152,595
Cost of shares redeemed ..............................      (491,759,784)       (26,709,151)          (385,103)       (30,329,993)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ........................   $   709,518,648    $      (663,586)   $      (120,565)   $   (21,177,398)
                                                         ===============    ===============    ===============    ===============


                                                                                         YEAR ENDED
                                                                                      DECEMBER 31, 2000
                                                         ------------------------------------------------------------------------
                                                            AMERICAN           SPECIAL               U.S.
                                                             SHARES             SHARES           GOVERNMENT           DAILY
                                                               INC.               INC.             INCOME           GOVERNMENT
                                                         ---------------    ---------------    ---------------    ---------------
Shares sold ..........................................        60,248,207          5,985,383             43,159         23,987,299
Shares issued in reinvestment of distributions........        14,846,811            939,635             19,405          7,552,140
                                                         ---------------    ---------------    ---------------    ---------------
                                                              75,095,018          6,925,018             62,564         31,539,439
Shares redeemed ......................................       (17,032,253)        (6,617,618)          (164,515)       (32,755,754)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ........................        58,062,765            307,400           (101,951)        (1,216,315)
                                                         ===============    ===============    ===============    ===============

Proceeds from shares sold ............................   $ 2,266,555,557    $   100,192,645    $       370,808    $    23,987,299
Proceeds from shares issued in
    reinvestment of distributions ....................       496,760,656         12,450,400            162,795          7,552,140
                                                         ---------------    ---------------    ---------------    ---------------
                                                           2,763,316,213        112,643,045            533,603         31,539,439
Cost of shares redeemed ..............................      (626,153,311)      (110,124,716)        (1,368,569)       (32,755,754)
                                                         ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ........................   $ 2,137,162,902    $     2,518,329    $      (834,966)   $    (1,216,315)
                                                         ===============    ===============    ===============    ===============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 6 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the six months ended June 30, 2001, such reductions amounted to $13,925, $1,229, $89 and $65 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

     Selected American Shares has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the six months ended June 30, 2001 the reduction amounted to $286,080.

NOTE 7 - SECURITIES LOANED

     American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of June 30, 2001, the Fund had on loan securities valued at $108,130,051; cash of $111,386,618 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

     A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

PROPOSAL 1
Election of Directors

                                      SELECTED              SELECTED                  U.S.                    DAILY
                                      AMERICAN              SPECIAL                GOVERNMENT              GOVERNMENT
                                       SHARES                SHARES                INCOME FUND                FUND
                                       ------                ------                -----------                ----

                                   For      Withheld      For      Withheld      For      Withheld       For      Withheld
------------------------------------------------------------------------------------------------------------------------------
William P. Barr                87,532,730   917,000    3,700,392    74,786     331,852     1,228     121,150,103   132,068
Floyd A. Brown                 87,527,228   922,502    3,700,477    74,701     331,852     1,228     121,148,973   133,198
Andrew A. Davis                87,527,242   922,488    3,701,885    73,293     331,852     1,228     121,142,463   139,708
Christopher C. Davis           87,528,897   920,833    3,701,885    73,293     331,852     1,228     121,142,463   139,708
Jerome E. Hass                 87,533,663   916,067    3,703,926    71,252     331,852     1,228     121,150,103   132,068
Katherine L. MacWilliams       87,525,650   924,080    3,702,595    72,583     331,852     1,228     121,150,103   132,068
James J. McMonagle             87,531,925   917,805    3,701,166    74,012     331,852     1,228     121,150,103   132,068
Richard C. O'Brien             87,533,506   916,224    3,702,263    72,915     331,852     1,228     121,150,103   132,068
Larry J.B. Robinson            87,531,011   918,719    3,703,507    71,671     331,852     1,228     121,150,103   132,068
Marsha Williams                87,529,193   920,537    3,699,806    75,372     331,852     1,228     121,150,103   132,068

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

                                                    For               Against             Abstain
----------------------------------------------------------------------------------------------------------
PROPOSAL 2A
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected Advisers, L.P., and its wholly owned  subsidiary, Davis Selected Advisers - NY, Inc.
     Selected American Shares                    85,714,391            650,537           2,084,802
     Selected Special Shares                      3,498,852             52,080             224,246
     U.S. Government Income Fund                    294,832              5,690              32,558
     Daily Government Fund                      118,758,551            291,168           2,232,452

PROPOSAL 2B
To approve of the New Sub-Advisory Agreement with Bramwell Capital Management, Inc.
     Selected Special Shares                      3,474,192             60,787             243,419

PROPOSAL 3A
To amend fundamental policies regarding diversification
     Selected American Shares                    67,719,072          2,295,052           2,252,334
     Selected Special Shares                      3,275,784            142,545             260,471
     U.S. Government Income Fund                    281,878             12,178              39,024
     Daily Government Fund                      118,151,244            360,057           2,400,694

PROPOSAL 3B
To amend fundamental policies regarding concentration
     Selected American Shares                    67,530,881          2,426,355           2,309,222
     Selected Special Shares                      3,372,064             60,675             246,061
     U.S. Government Income Fund                    280,397             13,659              39,024
     Daily Government Fund                      118,110,761            404,920           2,396,314

PROPOSAL 3C
To amend fundamental policies regarding senior securities
     Selected American Shares                    68,089,524          1,804,417           2,372,517
     Selected Special Shares                      3,341,214             79,111             258,475
     U.S. Government Income Fund                    280,195             13,861              39,024
     Daily Government Fund                      118,034,007            420,739           2,457,249

PROPOSAL 3D
To amend fundamental policies regarding borrowing
     Selected American Shares                    67,443,763          2,447,513           2,375,182
     Selected Special Shares                      3,321,305             65,162             292,333
     U.S. Government Income Fund                    282,989             17,534              32,557
     Daily Government Fund                      117,910,199            559,958           2,441,838

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED


                                                    For               Against             Abstain
----------------------------------------------------------------------------------------------------
PROPOSAL 3E
To amend fundamental policies regarding underwriting
     Selected American Shares                    67,082,473          2,792,956           2,391,029
     Selected Special Shares                      3,309,695             91,371             277,734
     U.S. Government Income Fund                    284,316             16,207              32,557
     Daily Government Fund                      117,936,723            563,065           2,412,207

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate
     Selected American Shares                    67,283,595          2,569,556           2,413,307
     Selected Special Shares                      3,314,071             85,040             279,689
     U.S. Government Income Fund                    287,640             12,882              32,558
     Daily Government Fund                      117,666,681            872,057           2,373,257

PROPOSAL 3G
To amend fundamental policies regarding making loans
     Selected American Shares                    67,209,055          2,542,107           2,515,296
     Selected Special Shares                      3,280,126            126,825             271,849
     U.S. Government Income Fund                    287,285             13,238              32,557
     Daily Government Fund                      117,959,352            576,656           2,375,987

PROPOSAL 3H
To eliminate the fundamental policy regarding pledging, mortgaging, and hypothecation
     Selected American Shares                    67,048,876          2,659,588           2,557,994
     Selected Special Shares                      3,278,771            120,609             279,420
     U.S. Government Income Fund                    283,344             17,178              32,558
     Daily Government Fund                      117,676,045            858,505           2,377,445

PROPOSAL 3I
To eliminate the fundamental policy regarding investments in options and futures contracts
     Selected American Shares                    66,397,864          3,423,170           2,445,424
     Selected Special Shares                      3,277,469            111,632             289,699
     U.S. Government Income Fund                    283,612             16,910              32,558
     Daily Government Fund                      117,574,499            949,796           2,387,700

PROPOSAL 3J
To eliminate the fundamental policy regarding investments in other investment companies
     Selected American Shares                    67,622,690          2,195,622           2,448,146
     Selected Special Shares                      3,215,538            190,373             272,889
     U.S. Government Income Fund                    288,344             12,178              32,558
     Daily Government Fund                      117,685,858            762,109           2,464,028

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

                                                    For               Against             Abstain
-------------------------------------------------------------------------------------------------------
PROPOSAL 3K
To eliminate the fundamental policies regarding short selling and margin
     Selected American Shares                    66,613,221          3,169,788           2,483,449
     Selected Special Shares                      3,204,837            187,619             286,344
     U.S. Government Income Fund                    280,804             19,718              32,558
     Daily Government Fund                      117,465,040          1,034,711           2,412,244

PROPOSAL 3L
To eliminate the fundamental policy regarding investments in illiquid securities and repurchase agreements
     Selected American Shares                    66,229,332          3,534,251           2,502,875
     Selected Special Shares                      3,258,307            144,352             276,141
     U.S. Government Income Fund                    284,316             16,206              32,558
     Daily Government Fund                      117,592,524            828,970           2,490,501

PROPOSAL 3M
To eliminate the fundamental policy regarding investments in companies with affiliated ownership
     Selected American Shares                    67,062,537          2,669,086           2,534,835

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund
     Selected American Shares                    67,062,775          2,669,086           2,534,597
     Selected Special Shares                      3,509,422             48,405             120,973
     U.S. Government Income Fund                    291,505              6,573              35,002
     Daily Government Fund                      118,371,553            286,980           2,253,462

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                           SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2001   ------------------------------------------------------------
                                           (UNAUDITED)        2000        1999         1998        1997          1996
                                           -----------        ----        ----         ----        ----          ----
Net Asset Value, Beginning of Period....  $    35.33      $    35.80   $    31.16   $    27.18   $   21.53   $   17.68
                                          ----------      ----------   ----------   ----------   ---------   ---------

Income From Investment Operations
 Net Investment Income..................         .09             .15          .15          .15         .16         .18
 Net Realized and Unrealized
    Gains (Losses)......................       (2.61)           2.98         6.08         4.24        7.72        5.15
                                          ----------      ----------   ----------   ----------   ---------   ---------
    Total From Investment Operations....       (2.52)           3.13         6.23         4.39        7.88        5.33

Dividends and  Distributions
 Dividends from Net Investment Income...        (.06)           (.14)        (.15)        (.15)       (.17)       (.17)
 Distributions from Realized Gains......        (.24)          (3.46)       (1.44)        (.26)      (2.05)      (1.31)
 Dividends in Excess of Net
    Investment Income...................         -               -            -            -          (.01)       -
                                          ----------      ----------   ----------   ----------   ---------   ---------
    Total Dividends and Distributions...        (.30)          (3.60)       (1.59)        (.41)      (2.23)      (1.48)
                                          ----------      ----------   ----------   ----------   ---------   ---------

Net Asset Value, End of Period..........  $    32.51      $    35.33   $    35.80   $    31.16   $   27.18   $   21.53
                                          ==========      ==========   ==========   ==========   =========   =========

Total Return(1).........................      (7.08)%           9.33%       20.32%       16.27%      37.25%      30.74%


Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................      $5,931          $5,707       $3,704       $2,906      $2,222      $1,376
 Ratio of Expenses to Average Net Assets         .93%*(3)        .92%         .93%         .94%        .96%       1.03%
 Ratio of Net Investment Income to
    Average Net Assets..................        .55%*            .52%         .24%         .52%        .62%        .87%
 Portfolio Turnover Rate(2).............          9%              22%          21%          20%         26%         29%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was .92% for the six months ended June 30, 2001.

 *   Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                              SIX MONTHS
                                                 ENDED                                 YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2001   --------------------------------------------------------------------
                                              (UNAUDITED)        2000         1999            1998           1997         1996
                                              -----------        ----         ----            ----           ----         ----
Net Asset Value, Beginning of Period......   $    13.68      $    16.17     $    14.76     $    13.03      $   10.89    $   10.80
                                             ----------      ----------     ----------     ----------      ---------    ---------

Income (Loss) From Investment Operations
 Net Investment Loss......................          -               -             (.09)          (.08)          (.07)           -
  Net Realized and Unrealized
      Gains (Losses)......................        (1.08)           (.25)          2.47           3.14           2.83         1.27
                                             ----------      ----------     ----------     ----------      ---------    ---------
    Total From Investment Operations......        (1.08)           (.25)          2.38           3.06           2.76         1.27

Dividends and Distributions
 Distributions from Realized Gains........         (.64)          (2.24)          (.97)         (1.33)          (.62)       (1.18)
 Return of Capital........................            -               -              -(1)           -              -            -
                                             ----------      ----------     ----------     ----------      ---------    ---------

    Total Dividends and Distributions.....         (.64)          (2.24)          (.97)         (1.33)          (.62)       (1.18)
                                             ----------      ----------     ----------     ----------      ---------    ---------

Net Asset Value, End of Period............   $    11.96      $    13.68     $    16.17     $    14.76      $   13.03    $   10.89
                                             ==========      ==========     ==========     ==========      =========    =========

Total Return(2)...........................
                                                  (7.76)%         (1.10)%        16.83%         24.52%         26.91%       11.86%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..      $82,980         $95,222       $107,592        $94,644      $ 74,930      $62,435
 Ratio of Expenses to Average Net Assets..         1.18%*          1.15%          1.17%          1.26%(3)       1.28%        1.33%
 Ratio of Net Investment Income (Loss)
    to Average Net Assets.................         .04%*           (.25)%         (.59)%         (.58)%         (.60)%       (.66)%
 Portfolio Turnover Rate(4)...............          95%              35%            44%            41%            51%          98%



(1)  Less than $0.005 per share.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.25% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                             SIX MONTHS
                                                ENDED                                YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2001    -------------------------------------------------------------------
                                             (UNAUDITED)        2000         1999           1998           1997         1996
                                             -----------        ----         ----           ----           ----         ----
Net Asset Value, Beginning of Period ......   $    8.77      $    8.37     $    9.04      $    9.01      $    8.90     $    9.20
                                              ---------      ---------     ---------      ---------      ---------     ---------
Income From Investment Operations
  Net Investment Income ...................         .20            .44           .45            .47            .51           .53
  Net Realized and Unrealized
      Gains (Losses) ......................        (.06)           .40          (.62)           .06            .11          (.28)
                                              ---------      ---------     ---------      ---------      ---------     ---------
    Total From Investment Operations ......         .14            .84          (.17)           .53            .62           .25

Dividends and Distributions
 Dividends from Net Investment Income .....        (.20)          (.44)         (.45)          (.47)          (.51)         (.53)
 Distributions from Realized Gains ........           -              -          (.05)          (.03)             -          (.02)
                                              ---------      ---------     ---------      ---------      ---------     ---------
    Total Dividends and Distributions .....        (.20)          (.44)         (.50)          (.50)          (.51)         (.55)
                                              ---------      ---------     ---------      ---------      ---------     ---------

Net Asset Value, End of Period ............   $    8.71      $    8.77     $    8.37      $    9.04      $    9.01     $    8.90
                                              =========      =========     =========      =========      =========     =========

Total Return(1)............................        1.64%         10.37%        (1.97)%         5.90%          7.32%         2.85%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...      $3,586         $3,728        $4,413         $6,237         $5,962        $6,934
 Ratio of Expenses to Average Net Assets...        1.30%*(2)      1.21%(2)      1.28%(2)       1.52%(2,3)     1.50%(2)      1.44%(2)
 Ratio of Net Investment Income to
    Average Net Assets ....................        4.65%*         5.21%         5.15%          5.17%          5.79%         5.96%
 Portfolio Turnover Rate(4)................          44%            85%          134%            36%            16%           26%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended June 30, 2001 and the years ended December 31, 2000, 1999, 1998, 1997 and 1996 would have been 2.05%,
     2.04%, 1.61%, 1.62%, 1.60%, 1.67%, respectively.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.50% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

 *   Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                               SIX MONTHS
                                                  ENDED                        YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001    --------------------------------------------------------
                                               (UNAUDITED)       2000        1999        1998        1997        1996
                                                 --------      --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ........    $  1.000      $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                 --------      --------    --------    --------    --------    --------

Income From Investment Operations
 Net Investment Income ......................        .023          .056        .044        .047        .048        .046

Dividends and Distributions
 Dividends from Net Investment Income .......       (.023)        (.056)      (.044)      (.047)      (.048)      (.046)
                                                 --------      --------    --------    --------    --------    --------

Net Asset Value, End of Period ..............    $  1.000      $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                 ========      ========    ========    ========    ========    ========

Total Return(1)..............................        2.29%         5.80%       4.48%       4.85%       4.91%       4.70%

Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted) ...    $108,949      $130,126    $131,342    $126,203    $117,471    $112,674
  Ratio of Expenses to Average Net Assets ...         .66%*         .67%        .68%        .71%        .70%        .75%
  Ratio of Net Investment Income
    to Average Net Assets ...................        4.59%*        5.68%       4.44%       4.74%       4.80%       4.62%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.


SEE NOTES TO FINANCIAL STATEMENTS

                  SELECTED
                    FUNDS

     2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

DIRECTORS                    OFFICERS
William P. Barr              James J. McMonagle
Floyd A. Brown                 Chairman
Andrew A. Davis              Christopher C. Davis
Christopher C. Davis           President - Selected American
Jerome Hass                    Shares & Selected Special
James J. McMonagle             Shares, Vice President - Selected
Katherine L. MacWilliams       U.S. Government Income Fund
Richard O'Brien                & Selected Daily Government
Larry Robinson                 Fund
Marsha Williams              Creston A. King
                               President - Selected U.S.
                               Government Income Fund &
                               Selected Daily Government
                               Fund
                             Andrew A. Davis
                               Vice President
                             Kenneth C. Eich
                               Vice President
                             Sharra L. Reed
                               Vice President, Treasurer
                               & Assistant Secretary
                             Thomas D. Tays
                               Vice President
                               & Secretary
                             Arthur Don
                               Assistant Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575


DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706


TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243


AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, Colorado 80202


COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Chicago, Illinois  60601-4205


==============================================================
FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING
MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT
PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
==============================================================

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706



DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706



TRANSFER AGENT AND CUSTODIAN
State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243



LEGAL COUNSEL
D'Ancona & Pflaum
111 E. Wacker Dr., Suite 2800
Chicago, IL 60601-4205



AUDITORS
KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202



800-243-1575
www.selectedfunds.com